EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Creative Bakeries, Inc. (the "Company") on form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on or about the date hereof, I Ronald Schutte President and Chief Executive Officer of the Company cerify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, that

      (i)   the Report fully complies with the requirements of Section 13(a) and
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      (ii) the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date: November 14, 2003                   /s/ Ronald Schutte
                                          -------------------------------
                                          Ronald Schutte
                                          President and Chief Executive Officer